Exhibit 23.1




                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report dated August 22, 2001 included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-27553, 333-49121, 333-49145, 333-56423, 333-66959, 333-67721, 333-74063, 333-74331, 333-74335, 333-75525 and
333-78947.



                                                        /s/ Arthur Andersen LLP



Cincinnati, Ohio
    March 20, 2002